Exhibit 10.3

SECOND AMENDMENT

to Eighth Amended and Restated Rent Supplement

(CREZ Lease)

September 29, 2016

This Second Amendment to the Eighth Amended and Restated Rent Supplement (the “Second Amendment”) between Sharyland Distribution and Transmission Services, L.L.C. (“Lessor”) and Sharyland Utilities, L.P. (“Lessee”) is executed and delivered on September 29, 2016 and is effective as of September 22, 2016.  Capitalized terms used herein that are not otherwise defined will have the meanings assigned to such terms in the CREZ Lease (as defined below).

WHEREAS, Lessor and Lessee are Parties to a Third Amended and Restated Lease Agreement (CREZ Assets) dated as of December 4, 2015 (as amended from time to time in accordance with its terms, the “CREZ Lease”);

WHEREAS, on February 26, 2016, the Parties executed the Eighth Amended and Restated Rent Supplement (CREZ Lease) effective as of January 1, 2016 (the “Eighth Amended Supplement”);

WHEREAS, on June 20, 2016, the Parties executed the First Amendment to the Eighth Amended Supplement in order to update the ERCOT Transmission Rate Allocation effective as of June 13, 2016; and

WHEREAS, the Parties now desire to further amend the Eighth Amended Supplement as set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1.Amendment.  The table titled “ERCOT Transmission Rate Allocation” is hereby amended by deleting the table in its entirety and replacing the same with the following:

ERCOT Transmission Rate

Allocation:	between June 20 and October 17, 2013: 65.3%
between October 17, 2013 and February 25, 2014: 84.8%
between February 25, 2014 and May 1, 2014: 83.3%
between May 1, 2014 and October 3, 2014: 80.9%
between October 3, 2014 and March 31, 2015: 75.8%
between April 1, 2015 and October 31, 2015: 72.7%
between November 1, 2015 and June 13, 2016: 65.6%
between June 13, 2016 and September 22, 2016: 56.8%
starting September 22, 2016: 49.0%

2.Continuing Effect.  Except as expressly amended by this Second Amendment, the provisions of each of the CREZ Lease and the Eighth Amended Supplement are and shall remain in full force and effect.

[Signatures on Following Page]

CREZ LEASE

The Parties have executed this Second Amendment as of the date set forth above.

SHARYLAND UTILITIES, L.P.

By:/s/ Greg Wilks
Name:Greg Wilks
Title:Chief Financial Officer

SHARYLAND DISTRIBUTION &
TRANSMISSION SERVICES, L.L.C.

By:/s/ Brant Meleski
Name:Brant Meleski
Title:Chief Financial Officer

CREZ LEASE